UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: October 7, 2016

(Date of earliest event reported)

Rice Midstream Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36789	47-1557755
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Rice Drive

Canonsburg, Pennsylvania 15317

(Address of principal executive offices and zip code)

(724) 271-7200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Registration Rights Agreement

On September 29, 2016, Rice Midstream Partners LP, a Delaware limited partnership (the “Partnership”), entered into a Common Unit Purchase Agreement (the “Unit Purchase Agreement”) with certain institutional investors (the “Investors”) to sell 20,930,233 common units representing limited partner interests in the Partnership (the “Common Units”) in a private placement for gross proceeds of approximately $450 million (the “Private Placement”). The Common Units were issued in a private placement in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for an exemption from the registration requirements of Section 5 thereof.

In connection with the closing of the Private Placement, the Partnership and the Investors entered into a Registration Rights Agreement (the “Registration Rights Agreement”) on October 7, 2016. Pursuant to the Registration Rights Agreement, the Partnership is required to file a registration statement (the “Registration Statement”) to register the public resale of the Common Units sold to the Investors under the Unit Purchase Agreement, as well as any Common Units issued in lieu of cash as liquidated damages as described below, no later than 30 days after the closing of the Private Placement, and use its commercially reasonable efforts to cause the Registration Statement to become effective on the filing date or as soon as practicable thereafter.

If the Registration Statement is not declared effective within 90 days after the closing of the Private Placement, the Partnership will be liable to each Investor for liquidated damages as calculated in accordance with the Registration Rights Agreement. In addition, the Registration Rights Agreement grants piggyback registration rights under certain circumstances.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Sale of Unregistered Units.

The relevant information regarding the issuance of the Common Units set forth under Item 1.01 is incorporated in its entirety herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Registration Rights Agreement, dated October 7, 2016, by and among Rice Midstream Partners LP and the Purchasers named on Schedule A thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2016	RICE MIDSTREAM PARTNERS LP

By: Rice Midstream Management LLC, its general partner

/s/ Daniel J. Rice IV
Daniel J. Rice IV
Director and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Registration Rights Agreement, dated October 7, 2016, by and among Rice Midstream Partners LP and the Purchasers named on Schedule A thereto.

4